As filed with the Securities and Exchange Commission on January 22, 2002

Securities Act Registration No. 333-29687
Investment Company Act Registration No. 811-8267

=================================================================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö ]
Pre-Effective Amendment No.___	[ ]
Post-Effective Amendment No. 5	[Ö ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö ]

Amendment No. 7	[Ö ]

KOPP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

7701 France Avenue South	55435
Suite 500	(Zip Code)
Edina, Minnesota
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (612) 841-0400

Kathleen S. Tillotson
Kopp Funds, Inc.
7701 France Avenue South, Suite 500
Edina, Minnesota 55435
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to Rule 485(b).
[Ö ] on January 28, 2002 pursuant to Rule 485(b).
[ ] 60 days after filing pursuant to Rule 485(a)(1).
[ ] on (date) pursuant to Rule 485(a)(1).
[ ] 75 days after filing pursuant to Rule 485(a)(2).
[ ] on (date) pursuant to Rule 485(a)(2).

PROSPECTUS
28 January 2002

[Logo]

Kopp Funds

Kopp Emerging Growth Fund

7701 France Avenue South, Suite 500
Edina, Minnesota 55435
Telephone: 1-888-533-KOPP
Facsimile: 1-952-841-0411
Website: www.koppfunds.com

        The investment objective of the Kopp Emerging Growth Fund ("Fund") is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies that Kopp Investment Advisors, Inc. ("Advisor") believes have the potential for superior growth.

        The Fund is a long-term investment, intended to complement your other investments. Because the Fund will invest primarily in small-to-medium capitalization stocks, which are generally more volatile than investments in large companies, you should expect that the Fund's shares will be more volatile than the shares of a fund that invests in large-cap stocks. This is a non-diversified fund and may invest a greater percentage of its assets in a particular company or companies than would many other mutual funds.

        This Prospectus contains information you should consider before you invest in the Fund.

Please read it carefully and keep it for future reference.

____________________

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation
to the contrary is a criminal offense.
___________________

Not FDIC-Insured
No Bank Guarantee
May Lose Value

TABLE OF CONTENTS
HIGHLIGHTS	3

FEES AND EXPENSES OF THE FUND	5

INVESTMENT OBJECTIVE	6

INVESTMENT STRATEGY	6

IMPLEMENTATION OF INVESTMENT OBJECTIVE	7

FINANCIAL HIGHLIGHTS OF THE FUND	9

FUND MANAGEMENT AND DISTRIBUTION	10

YOUR ACCOUNT	11

VALUATION OF FUND SHARES	18

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT	18

ADDITIONAL INFORMATION	20

        You should rely only on the information contained in this document and the Fund's Statement of Additional Information ("SAI"). We have not authorized anyone to provide you with information that is different. This Prospectus is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

HIGHLIGHTS

è What is the objective of the Fund?

        The Fund's objective is long-term capital appreciation.

è What is the Fund's investment strategy?

        The Fund's investment strategy is to invest primarily in common stocks of companies that Advisor believes have the potential for revenue and earnings growth superior to that of companies with similar market or business characteristics. These companies, which may be characterized as emerging and re-emerging growth companies, will typically have small-to-medium market capitalizations. An emerging growth company is a relatively new business organized to address an industry niche, which may have unstable cash reserves, but the potential to experience accelerating returns. A re-emerging growth company is a more established company experiencing a potential resurgence in sales and earnings due to new industry leadership, restructuring, or both.

        Advisor uses a "buy discipline" when making purchase decisions for the Fund. This "buy discipline" involves three key components. First, Advisor gathers research on potential investment candidates. Then Advisor reviews certain fundamental attributes that it believes a "buy" candidate should possess. Finally, Advisor values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group. From this process, securities are selected and then purchased when their prices are within a pre-determined range.

        Under normal circumstances, the Fund will be fully invested in common stocks, except that a small portion of the Fund's assets may be held in money market securities and cash. Because companies considered by Advisor to be "emerging growth" are often in the same or related market sectors, the Fund may be heavily invested in a single sector. In addition, because the Fund is not subject to the diversification rules of the Investment Company Act of 1940, as amended ("1940 Act"), the Fund may take large positions in individual companies.

è What are the principal risks of investing in the Fund?

        Because the Fund will invest primarily in small-to-medium capitalization stocks, which are generally more volatile than investments in large companies, you should expect that the Fund's shares will be more volatile than the shares of a fund that invests in large capitalization stocks. Thus, especially in the short term, the share price will fluctuate and may, at redemption, be worth more, or less, than the initial purchase price - accordingly, you may lose money on your investment. Stock values can decline for an extended period of time. In addition, because the Fund is not subject to the diversification rules of the 1940 Act, a larger percentage of the Fund's assets may be invested in fewer companies than is typical of other mutual funds. This concentration may increase volatility. Because the Fund intends to qualify as a regulated investment company under federal income tax laws, it will, however, be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended.

        Other risks associated with investing in the Fund include:

Liquidity Risk:	Certain securities may be difficult or impossible to sell at the time and price that the Fund seeks.
Market Risk:	The market value of a security will move up and down, sometimes rapidly and unpredictably due to sector rotation or other economic or market trends.
Opportunity Risk:	An investment opportunity may be missed because the assets necessary to take advantage of it are tied up in other investments.
Management Risk:	Advisor may simply do a poor job of selecting stocks for the Fund.
Concentration Risk:	Performance of one, two, or a few stocks may have a substantial effect on the overall performance of the Fund, both up and down.

è Is an investment in the Fund appropriate for me?

        The Fund is suitable for long-term investors only. It is not a short-term investment vehicle. An investment in the Fund may be appropriate if you:

seek long-term capital appreciation;
seek a mutual fund for the aggressive equity portion of your portfolio;
have no immediate financial requirements for this investment; and
are willing to accept a high degree of volatility.

        The Fund is designed for investors who have the financial ability to undertake greater risk in exchange for the potential to realize greater financial gains in the future. The Fund should be used in a program of diversified investing and not as a complete investment program.

è Performance History

        The return information provided in the bar chart and tables below illustrate how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows changes in the Fund's performance from year to year and shows how the Fund's average annual returns for a one-year period and the life of the Fund compare with those of a broad-based measure of market performance. The Fund's returns in 1999 were achieved in a period generally favorable to technology companies. Please keep in mind that past performance is not necessarily indicative of future returns.

Class A Shares
Calendar Year Total Returns

Class A Shares
Best and Worst Quarterly Performance
1/1/98 to 12/31/01

Best Quarter Return	Worst Quarter Return
68.04% (4th quarter '99)	(39.41)% (3rd quarter '01)

Average Annual Total Returns as of December 31, 2001

Fund	One Year	Since Inception
Class A (load adjusted)	(37.54)%	5.04% (10/1/97)
Class I	(35.03)%	6.35% (10/1/97)
Russell 2000*	2.49%	3.05% (10/1/97)
Class C (load adjusted)	(36.29)%	16.58% (2/19/99)
Russell 2000*	2.49%	9.42% (2/19/99)

* A stock market index comprising the 2000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index.

        Please note that the returns presented in the chart entitled "Class A Shares Calendar Year Total Returns" and in the table entitled "Class A Shares Best and Worst Quarterly Performance" do not reflect the 3.50% maximum sales charge imposed on the Fund's Class A shares. If this sales charge were reflected, the returns would be less than those shown above.

FEES AND EXPENSES OF THE FUND

        The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	3.50%(1)	None	None
Maximum deferred sales charge (load) imposed on redemptions
(as a percentage of amount redeemed)	1.00%(2)	1.00%(3)	None
Redemption fee (as a percentage of amount redeemed)(4)	None	None	1.00%(5)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (6)
Management fee	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees(7)	0.35%	1.00%	None
Other expenses	0.25%	0.25%	0.25%
Total annual operating expenses	1.60%	2.25%	1.25%

_______________
(1)

This sales charge is the maximum applicable to purchases of Class A shares. You may not have to pay this sales charge because waivers and reduced sales charges are available. See "Your Account-Class A Shares."

(2)

A contingent deferred sales charge ("CDSC") of 1% may be imposed on redemptions of certain Class A shares which were purchased without a sales charge and redeemed within 24 months of purchase. See "Your Account-Class A Shares."

(3)	A CDSC of 1% may be imposed on redemptions of certain Class C shares which are redeemed within 12 months of purchase. See "Your Account-Class C Shares."
(4)	If you redeem shares by wire, you will be charged a $15 service fee. See "Your Account-Redeeming or Selling Shares."
(5)

A redemption fee of 1% of the then current value of the shares redeemed may be imposed on redemptions of Class I shares made within 24 months of purchase. Redemption fees are paid directly into Fund assets to help cover the costs that short-term trading generates. See "Your Account-Class I Shares."

(6)

Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the amount of total return you receive.

(7)

The distribution and service fees applicable to Class A shares are currently set at 0.35%; however, the Rule 12b-1 distribution and shareholder servicing plan ("Plan") allows the Fund to pay up to 0.50% in these fees. The distribution and service fees applicable to Class C shares under the Plan are 1.00%, which is the amount currently being paid by the Fund. Further, while the Fund currently has no intention of paying any distribution or service fees for the Class I shares, the Plan allows the Fund to pay up to 0.50% in these fees. For information relating to the Plan, see "Your Account-Distribution and Shareholder Servicing Plan."

Example

        The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you have a 5% return each year and that the total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year(1)	3 Years	5 Years	10 Years

Class A(2)	$507	$837	$1,190	$2,184
Class A(3)	263	505	871	1,901
Class I(4)	231	397	686	1,511
Class C(5)	328	703	1,205	2,585

(1)	If you did not redeem your shares in the first year, you would pay the following expenses: Class A load shares $507; Class I $127; Class C $228.
(2)	Only the 3.50% maximum sales charge imposed on purchases of Class A shares is reflected in the example.
(3)	Only the 1% CDSC imposed on certain redemptions of Class A shares is reflected in the example.
(4)	The 1% redemption fee imposed on certain redemptions of Class I shares is reflected in the example.
(5)	The 1% CDSC imposed on certain redemptions of Class C shares is reflected in the example.

INVESTMENT OBJECTIVE

        The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund will attempt to achieve this objective by investing at least 65% of its assets in common stocks of emerging and re-emerging growth companies. The Fund may also hold cash and money market instruments to provide the Fund with liquidity and flexibility.

INVESTMENT STRATEGY

        In managing the Fund's portfolio, Advisor primarily seeks investments in emerging growth companies that have a small-to-medium market capitalization. A small-cap company would typically have a market capitalization of up to $1 billion, while a medium-cap company would have a market capitalization of up to $3 billion. Advisor's general strategy is to be fully invested, holding securities for their long-term growth potential over at least a three- to five-year time frame. Companies considered by Advisor to be "emerging growth" are often in the same or related market sectors. Thus, the Fund may be heavily invested in a single sector. However, one sector, like communications, may include numerous subsectors or industries, like networking, telecommunication equipment, software application, semiconductor, voice-processing, or wireless. The Fund may be concentrated in one sector, while being diversified among several industries. In addition, the Fund may hold large positions in individual companies. The performance of one, two, or a few stocks may have a substantial effect on the Fund's performance, both up and down. To the extent the Fund concentrates its investments in this way, it will be more susceptible to adverse economic, political, regulatory, or market developments affecting the sector, industry, or individual company in which the Fund has invested.

        When making purchase decisions for the Fund, Advisor uses a "buy discipline" that involves three key components:

Research

Advisor gathers research on potential investment candidates from a wide variety of sources. To further qualify prospective investments, it analyzes information from corporate contacts, attends industry conferences, and visits with company management.

Fundamentals

Once the research phase is complete, Advisor reviews certain fundamental attributes that it believes most "buy" candidates should possess, including (i) management excellence, (ii) leading industry position or product, (iii) projected annual revenue or sales growth of 15% or more and projected earnings growth of 20% or more, (iv) significant investment in research and development, and (v) strong financial position including a low debt-to-total capital ratio.

Valuation

Finally, Advisor values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group. For companies with earnings, the price-to-earnings ratio relative to a company's forecasted growth rate is the most important measure in Advisor's quantitative analytical process.

        Advisor then constructs a list of securities for the Fund and purchases them when their prices are within a pre-determined range. Advisor continually monitors companies for variations from expectations.

        Advisor analyzes sell decisions for the Fund based on a number of factors, including, without limitation, significant deterioration in a company's underlying fundamentals, strong price appreciation suggesting an overweighted position or overvalued security, change in theme or sector orientation, or better relative value in other securities. No single factor is dispositive. Advisor's philosophy is generally to hold stocks that have performed well, which may result in an apparent "overweighting" from time to time.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

        In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below, elsewhere in this Prospectus, and in the Fund's SAI.

Common Stocks and Other Equity Securities

        The Fund will invest in common stocks and other equity securities. Other equity securities may include preferred stock, depositary receipts or shares, warrants, and other securities convertible or exchangeable into common stock. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.

Small Capitalization Companies

        The Fund will invest a substantial portion of its assets in small companies. While companies with a smaller market capitalization have the potential for significant capital appreciation, the equity securities of these companies also involve greater risks than those of larger, more established companies. Small-cap companies may lack the management experience or depth, financial resources, product diversification, and competitive strength of large-cap companies. The market for small-cap securities is generally less liquid and subject to greater price volatility than the market for large-cap securities.

Non-Diversification

        As a "non-diversified" fund, the Fund may invest in a more limited number of companies than "diversified" mutual funds.

Temporary Strategies

        Prior to investing the proceeds from sales of Fund shares, to meet cash needs, and to retain the flexibility to respond promptly to changes in market and economic conditions, the Fund may hold cash and/or invest all or a portion of its assets in money market instruments, which are fixed-income securities issued by private and governmental institutions. It is impossible to predict when or for how long Advisor may employ these strategies for the Fund. To the extent the Fund engages in any of these temporary strategies, the Fund's ability to achieve its investment objective may be diminished.

FINANCIAL HIGHLIGHTS OF THE FUND

        The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years ended September 30, 2001, 2000, 1999 and 1998. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions and excluding sales charges). Information for the fiscal years ended September 30, 2000, 1999 and 1998 has been audited by KPMG LLP. Information for the fiscal year ended September 30, 2001 has been audited by PricewaterhouseCoopers LLP ("PWC"). PWC's report, together with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

	Year Ended September 30, 2001			Year Ended September 30, 2000			Year Ended September 30, 1999			Year Ended September 30, 1998
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C(1)	Class A	Class I
Net asset value, beginning of period	$30.78	$31.17	$30.49	$11.89	$12.00	$11.85	$ 5.81	$ 5.84	$ 8.09	$10.00	$10.00
Income from investment operations:
Net investment loss	(0.22)(3)	(0.18)(3)	(0.29)(3)	(0.38)(2)	(0.30)(2)	(0.60)(2)	(0.14)(3)	(0.09)(3)	(0.07)(3)	(0.09)(3)	(0.06)(3)
Net realized and unrealized gain (loss) on investments	(19.83)	(20.11)	(19.62)	19.27	19.47	19.24	6.22	6.25	3.83	(4.10)	(4.10)
Total from investment operations	(20.05)	(20.29)	(19.91)	18.89	19.17	18.64	6.08	6.16	3.76	(4.19)	(4.16)
Less Distributions:
Distributions from net realized gain	(2.09)	(2.09)	(2.09)	-	-	-	-	-	-	-	-
Net asset value, end of period	$ 8.64	$ 8.79	$ 8.49	$30.78	$31.17	$30.49	$11.89	$12.00	$11.85	$ 5.81	$ 5.84
Total return(4)	(69.58)%	(69.47)%	(69.79)%	158.87%	159.75%	157.30%	104.65%	105.48%	46.48%(5)	(41.90)%	(41.60)%
(Supplemental data and ratios)
Net assets, end of period (000's)	$412,503	$58,767	$21,705	$1,201,524	$200,347	$44,111	$404,630	$64,653	$1,891	$216,533	$27,577
Ratio of expenses to average net assets	1.60%	1.25%	2.25%	1.68%(11)	1.33%(11)	2.33%(11)	1.50%(6)	1.15%(6)	2.15%(7)(8)	1.50%(6)	1.15%(6)
Ratio of net investment loss to average net assets	(1.43)%	(1.08)%	(2.08)%	(1.55)%(11)	(1.20)%(11)	(2.20)%(11)	(1.44)%(9)	(1.09)%(9)	(2.09)%(8)(10)	(1.30)%(9)	(0.95)%(9)
Portfolio turnover rate(12)	6.6%	6.6%	6.6%	21.9%	21.9%	21.9%	41.3%	41.3%	41.3%	19.7%	19.7%

(1)	The Class C shares were first offered to investors on February 19, 1999.
(2)	Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(3)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(4)	Total return excludes sales charges.
(5)	Not annualized.
(6)

Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of expenses to average net assets would have been 1.70% and 1.81% for Class A and 1.35% and 1.46% for Class I.

(7)	Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C.
(8)	Annualized.
(9)

Absent voluntary fee waivers for the years ended September 30, 1999 and 1998, respectively, the ratios of net investment loss to average net assets would have been (1.64)% and (1.61)% for Class A and (1.29)% and (1.26)% for Class I.

(10)	Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the ratio of net investment loss to average net assets would have been (2.25)% for Class C.
(11)	For the year ended September 30, 2000, the ratio includes Advisor fee waiver recovery (net) of 0.15% for Class A, Class I and Class C.
(12)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

FUND MANAGEMENT AND DISTRIBUTION

Management

        The Fund has entered into an Investment Advisory Agreement with Advisor under which Advisor manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors.

        Advisor. Advisor was organized in March 1990 and serves as investment advisor to individual and institutional clients. Advisor's principal business address is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. Under the Investment Advisory Agreement, the Fund pays Advisor an annual management fee of 1.00% of the Fund's average daily net assets attributable to each class of shares. The advisory fee is accrued daily and paid monthly. Advisor may from time to time voluntarily (but is not required to) waive all or a portion of its fee and/or reimburse all or a portion of the Fund's operating expenses (which waiver and/or reimbursement would be effected on a monthly basis).

        Under the Investment Advisory Agreement, Advisor is responsible not only for management of the Fund's assets, but also for portfolio transactions and brokerage.

        Investment Committee. Advisor's Portfolio Management Committee is primarily responsible for the day-to-day management of the Fund's assets. The Portfolio Management Committee is headed by LeRoy C. Kopp, the President and Chief Investment Officer of Advisor. The Portfolio Management Committee is assisted in its efforts by a team of research analysts and associates. The Portfolio Management Committee generally makes investment decisions for the Fund by majority vote.

Custodian, Transfer Agent and Administrator

        U.S. Bank, N.A. acts as custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund ("Transfer Agent") and as the Fund's administrator. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities. U.S. Bank and its affiliates serve as custodian, transfer agent, administrator, or some combination thereof, to over 800 mutual funds, representing approximately $101 billion in total assets.

Distributor

        Centennial Lakes Capital, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"), acts as principal distributor of the Fund's shares ("Distributor"). As compensation for its services, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Class A shares, (ii) the CDSC from redemptions of Class A and Class C shares, if applicable, and (iii) the distribution and service fees payable with respect to Class A and Class C shares.

        From time to time, the Distributor may implement programs that offer additional compensation in connection with sales of Class A and Class C shares. In some instances, this compensation may be made available only to certain qualifying brokers whose representatives have sold or are expected to sell significant amounts of shares. All of such payments will be made by the Distributor out of its own assets, but may be reimbursed by the Fund to the extent such payments are distribution or shareholder servicing expenses. These programs will not change the price you will pay for shares or the amount that the Fund will receive from such a sale. No such programs or additional compensation will be offered to the extent that they are prohibited by the laws of any state or any self-regulatory agency with jurisdiction over the Distributor, such as the NASD.

YOUR ACCOUNT

Choosing a Class

        The Fund offers three classes of shares: Class A, Class C, and Class I. Class A and Class C shares are designed for "retail" investors, with a minimum initial investment of $5,000 ($2,000 for retirement accounts, including education individual retirement accounts ("IRAs")). Class I shares are designed for "institutional" investors, with a minimum initial investment of $5 million. Each class has its own cost structure.

Class A	Class C	Class I
  Front-end sales charge with break
  points and certain exceptions.
  Contingent deferred sales charge
  imposed on certain redemptions.
  Current distribution and service fees equal to 0.35% of average daily net assets.
	No front-end sales charge. Contingent deferred sales charge imposed on certain redemptions. Current distribution and service fees equal to 1.00% of average daily net assets.	No front-end sales charge. Redemption fee payable on certain redemptions. No current distribution or service fees.

Class A Shares

        Class A shares are offered and sold on a continual basis at the next offering price ("Offering Price"), which is the sum of the net asset value per share (computed after the purchase order and funds are received by the Transfer Agent) and the sales charge indicated below:

	Total Sales Charge
Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Up to $99,999	3.50%	3.63%
$100,000 - $249,999	3.00%	3.09%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.00%	1.01%
$1,000,000 - $4,999,999	None	None

        No sales charge is imposed on the reinvestment of dividends or capital gains. For information on how to reduce the sales charge or to determine whether you qualify to purchase shares at net asset value, see "Class A Front-End Sales Charge Waivers and Reductions," below. Class A shares are also currently subject to distribution and service fees in an aggregate amount of 0.35% of the average daily net assets attributable to such shares, although the Plan, which is described in more detail under "Distribution and Shareholder Servicing Plan," permits the payment of up to 0.50% in such fees.

        Investments in Class A shares above $1 million are not assessed an initial sales charge. However, you may be charged a 1% CDSC on shares redeemed within 24 months of purchase. The imposition of the CDSC may be waived by the Distributor. See "Class A and Class C CDSC Waivers," below. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the then current value or the original purchase price of the shares being redeemed, and is not imposed on shares acquired through the reinvestment of dividends or capital gains. To avoid the imposition of the CDSC, the Fund will first redeem any shares held in your account that are not subject to the CDSC and then redeem shares in the order in which they were purchased.

Class C Shares

        Class C shares are offered and sold on a continual basis at their net asset value (computed after the purchase order and funds are received by the Transfer Agent) without any initial sales charge. However, you may be charged a 1% CDSC on shares redeemed within 12 months of purchase. The imposition of the CDSC may be waived by the Distributor. See "Class A and Class C CDSC Waivers," below. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the then current value or the original purchase price of the shares being redeemed and is not imposed on shares acquired through the reinvestment of dividends or capital gains. To avoid the imposition of the CDSC, the Fund will first redeem any shares held in your account that are not subject to the CDSC and then redeem shares in the order in which they were purchased. The Fund has also adopted a Rule 12b-1 plan with respect to the Class C shares pursuant to which the Fund pays distribution and service fees in an aggregate amount of 1.00% of the average daily net assets attributable to such shares. See "Distribution and Shareholder Servicing Plan" for more information.

Class I Shares

        Class I shares are offered and sold on a continual basis at their net asset value (computed after the purchase order and funds are received by the Transfer Agent) without any initial sales charge. However, you may be charged a redemption fee of 1% of the then current value of the shares on redemptions made within 24 months of purchase. The imposition of the redemption fee may be waived by the Fund. Redemption fees are paid directly into Fund assets to help cover the costs that short-term trading generates. In addition, as described in more detail under "Distribution and Shareholder Servicing Plan," the Fund has adopted a Rule 12b-1 plan with respect to the Class I shares which permits the payment of up to 0.50% in distribution and service fees. For the foreseeable future, however, the Fund has no intention of paying any distribution or service fees in connection with the Class I shares.

Class A Front-End Sales Charge Waivers and Reductions

        Waivers for Certain Investors. The following individuals and institutions may purchase Class A shares without any initial sales charge:

  certain qualified retirement plans, such as defined contribution, profit-sharing, pension, 401(k) (including SIMPLE 401(k)), 403(b), 457 and simplified employee pension (SEP) plans, subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established from time to time by the Distributor;
  persons who have taken a distribution from a retirement plan invested in Class A, Class C, or Class I shares of the Fund, to the extent of the distribution, provided that the distribution is reinvested within 90 days of the payment date;
  rollover IRAs that have been funded with distributions from retirement plans that offer the Fund as an investment option;
  government entities that are prohibited from paying mutual fund sales charges;
  registered broker-dealers who have entered into a selling or service agreement with the Distributor and who have achieved certain sales objectives of the Fund, for their investment accounts only, and certain employees of such broker-dealers, and their spouses, children, grandchildren, and parents, in accordance with the internal policies and procedures of the employing broker-dealer;
  owners of private accounts managed by Advisor who liquidate holdings in their private accounts and purchase Fund shares with the proceeds within 90 days of the liquidation;
  trust companies investing $1 million or more for common trust or collective investment funds;
  registered investment companies;
  any person who purchases shares of the Fund with redemption proceeds from a money market fund, provided that this sales charge waiver is only available (i) to persons who immediately prior to their investment in the money market fund were shareholders of the Fund, (ii) to the extent of the investment in the money market fund being redeemed, and (iii) for one such purchase within 12 months of redemption;
  wrap accounts or fee-in-lieu programs for the benefit of direct or indirect clients of registered broker-dealers having a selling or service agreement with the Distributor; and
  any person who purchases shares of the Fund with redemption proceeds from a registered investment company other than the Fund and on which the investor paid either a front-end sales charge or a contingent deferred sales charge, provided that the proceeds are invested in the Fund within ten days of the redemption.

        Please contact your investment professional, the Distributor, or the Transfer Agent for more information on purchases at net asset value.

        Reducing Sales Charges. If you are not eligible for a waiver, there are two ways that you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule: namely, you may participate in the Fund's Right of Accumulation program or execute a Letter of Intent. Both options are described in detail in the SAI.

Class A and Class C CDSC Waivers

        The primary purpose of the CDSC is to encourage long-term investing in the Fund. Accordingly, the CDSC on Class A and Class C shares may be waived if, among other things:

  the redemption results from the death or total and permanent disability of the shareholder which occurs after the purchase of the shares being redeemed; or
  the selling broker-dealer elects to waive receipt of a commission, if any, paid at the time of sale.

Distribution and Shareholder Servicing Plan

        The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to each class of shares. Under the terms of the Plan, the Class A and Class I shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. The Fund currently has no intention of paying any Rule 12b-1 fees in connection with the Class I shares. The Plan also provides that the Class C shares may be required to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to such class (computed on an annual basis) and (ii) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund attributable to such class (computed on an annual basis). The Fund currently intends to make payments under the Plan with respect to the Class C shares to the maximum extent allowable under the Plan. Because Rule 12b-1 fees are paid out of the Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost you more than paying other types of sales charges.

Investing in the Fund

        Before opening an account and investing in Fund shares, you should contact your investment professional. Then you should:

(1)	Read this Prospectus carefully.

(2)	Determine how much you would like to invest. The minimum initial investment requirements are:

(a) Class A and Class C shares:
Non-retirement account:	$5,000
Retirement account:	$2,000
Education IRAs and "deemed" IRAs:	$2,000
Subsequent investments:	$100 or more
Automatic Investment Plan ("AIP"): (to maintain the plan, you must invest at least $50 per month)	$3,000

(b) Class I shares:
All accounts:	$5 million
Subsequent investments:	No minimum

                       The Fund may change or waive these minimums at any time.
(3)

Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your investment professional or the Fund at 1-888-533-KOPP. Account applications will be accepted by the Distributor, the Transfer Agent, or investment professionals who have entered into a selling or service agreement with the Distributor.

(4)	Make your initial investment, and any subsequent investments, following the instructions set forth below.

Buying Shares

        Opening an Account. You may open an account by completing an account application and paying for your shares by check or wire. You may also open an account using the Fund's exchange privilege, which is discussed in detail in the SAI. An exchange is not a tax-free transaction. All new account applications should be given to your investment professional or forwarded to the Distributor or the Transfer Agent, whose addresses appear on the inside back cover page of this Prospectus. If your application is accepted, your shares will be bought at the next Offering Price or at net asset value, as applicable, computed after the Transfer Agent receives your order in proper form. See "Valuation of Fund Shares." The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent. If you use an investment professional, it is his or her responsibility to transmit your order to buy shares to the Transfer Agent before the close of business on the day you place your order. A confirmation indicating the details of each purchase transaction will be sent to you promptly. Shares of the Fund have not been registered for sale outside of the United States.

        By check

  Make out a check for the investment amount, payable to "Kopp Emerging Growth Fund." Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan, or credit union. The Fund will not accept cash, third-party checks, credit cards, or money orders.
  You may be charged a transaction fee and/or other fees or charges in addition to the sales charge with respect to Class A shares sold by certain broker-dealers. Certain broker-dealers may also charge for purchases of Class C shares. Ask your investment professional about these charges.
  If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result.
  All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline to accept a purchase application in whole or in part.

        By wire

  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A.
ABA Number 042000013

Credit:	U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further credit:	Kopp Emerging Growth Fund
(class of shares being purchased)
(shareholder account number)
(shareholder name/account registration)

  Please call 1-888-533-KOPP prior to wiring any funds to notify the Transfer Agent that the wire is coming and to confirm the wire instructions.
  The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

        Adding to an Account. You may add to your account by check or wire. You may also add to your account using the Fund's exchange privilege. Please see the SAI for more information. A confirmation indicating the details of each subsequent purchase transaction will be sent to you promptly.

        By check
  Make out a check for the investment amount, payable to "Kopp Emerging Growth Fund." Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan, or credit union. The Fund will not accept cash, third-party checks, credit cards or money orders.
  Fill out the detachable investment slip from an account statement or send a note specifying your account number and the name(s) in which the account is registered.
  Deliver the check and your investment slip or note to your investment professional, the Distributor, or the Transfer Agent.

        By wire

  Follow the wire instructions used to open an account.

        Automatic Investment Plan. The Automatic Investment Plan ("AIP") is a method of using dollar cost averaging, which is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Because dollar-cost averaging involves continuous investment in Fund shares regardless of price fluctuations, you should consider your ability to continue to purchase shares through periods of low price levels. A program of regular investment cannot ensure a profit or protect against a loss from declining markets. The AIP allows you to make regular, systematic investments in Class A or Class C shares of the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $3,000. Please refer to the SAI for instructions as to how you may establish the AIP for your account, or call 1-888-533-KOPP.

        Special Note on Investing in the Fund. Short-term or excessive trading into and out of the Fund may harm performance by disrupting investment strategies and by increasing expenses. Accordingly, the Fund may decline to accept an application or may reject a purchase order, including an exchange, particularly from a market timer or an investor who, in Advisor's opinion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Advisor may consider an investor's trading history in the Fund or other mutual funds.

        Investing in the Fund Through IRAs. Shares of the Fund may be purchased by traditional IRAs, Roth IRAs, education IRAs (beginning on January 1, 2002) and "deemed" IRAs (beginning on January 1, 2003). The maximum annual dollar contribution limit for traditional IRAs and Roth IRAs is $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008 (after 2008, the limit is adjusted for inflation in $500 increments). In addition, individuals who have reached age 50 may make additional "catch-up" contributions to their traditional IRAs or Roth IRAs, in excess of the otherwise-applicable maximum contribution limits, of up to $500 for 2002 through 2005, and $1,000 for 2006 and thereafter. The maximum annual contribution limit for education IRAs is $2,000 for 2002 and thereafter. The maximum annual dollar contribution limit for a "deemed" IRA is the same as the corresponding maximum annual contribution limit for a traditional IRA or a Roth IRA. A "deemed" IRA is a traditional IRA or Roth IRA (i) funded with voluntary employee contributions and (ii) established, effective for any plan year beginning on or after January 1, 2003, as a separate account or annuity under a Code Section 401(a) qualified plan, a Section 403(a) qualified annuity plan, a Section 403(b) tax-sheltered annuity arrangement, or a Section 457(b) eligible governmental deferred compensation plan.

Redeeming or Selling Shares

        To Redeem or Sell Some or All of Your Shares. Generally, you may sell or request redemption of part or all of your Fund shares at any time. The price per share will be the net asset value next computed (less the redemption fee or CDSC, if applicable) after your redemption request is received in proper form by the Transfer Agent. See "Valuation of Fund Shares." The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent. If you use an investment professional, it is his or her responsibility to transmit your order to sell shares to the Transfer Agent before the close of business on the day you place your order. The Fund normally will mail your redemption proceeds within one or two business days and, in any event, no later than seven business days after receipt by the Transfer Agent of a redemption request in good order. However, the Fund may hold payment until investments that were made by check, telephone, or pursuant to the AIP have been collected (which may take up to 15 days from the initial investment date). Redemptions may be made by written request, telephone, or wire. You may also redeem shares using the Fund's exchange privilege, as discussed in the SAI. An exchange is not a tax-free transaction.

        By written request

  Write a letter of instruction relating to the Kopp Emerging Growth Fund. Include your share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.
  Include all signatures and any additional documents that may be required. See "Redeeming or Selling Shares-Special Situations," below.
  Forward the materials to the Transfer Agent.
  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

        By telephone

  Fill out the "Telephone Redemption" section of your new account application.
  To place your redemption request, please call 1-888-533-KOPP.
  Redemption requests by telephone are available for redemptions of $1,000 to $75,000. Redemption requests for less than $1,000 or more than $75,000 must be in writing.
  Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the Transfer Agent.
  To arrange for telephone redemptions after an account has been opened or to change the bank, account, or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account, with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians. See "Redeeming or Selling Shares-Special Situations," below.
  To reduce the costs associated with market timing, the Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.
  Once you place a telephone redemption request, it cannot be canceled or modified.
  Neither the Fund nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Fund will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephonic transactions and sending written confirmation of such transactions to investors.
  You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

        By wire

  Fill out the "Telephone Redemption" section of your new account application.
  To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, please call 1-888-533-KOPP.
  Redemption requests by telephone that are to be transmitted via wire transfer are available for redemptions of between $1,000 and $75,000. Redemption requests for more than $75,000 must be in writing.
  Funds will be wired on the next business day. A $15 fee will be deducted from your account.

        Special Situations. If you are acting as an attorney-in-fact for another person, or as a trustee or on behalf of a corporation, additional documentation may be required in order to effect a redemption. Questions regarding such circumstances may be directed to your investment professional, or to the Transfer Agent by calling 1-888-533-KOPP. In addition, the Fund requires a signature guarantee for all authorized owners of an account: (i) when you submit a written redemption request for more than $75,000; (ii) when you add the telephone redemption option to your existing account; (iii) if you transfer ownership of your account to another individual or entity; or (iv) if you request redemption proceeds to be sent to an address other than the address that appears on your account. A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, saving associations, credit unions, brokerage firms, and others. A notary public stamp or seal is not acceptable.

        Redemptions in Kind. The Fund reserves the right to redeem in kind (i.e., in securities or assets other than cash) any redemption request or requests during any 90-day period in excess of the lesser of (i) $250,000 or (ii) 1% of the net asset value of the class of shares being redeemed. Please see the SAI for more information.

        IRAs. Shareholders who have an IRA (whether a traditional, Roth, education or "deemed" IRA) or other retirement plan must indicate on their redemption requests whether or not to withhold federal income taxes. Redemption requests failing to indicate an election will be subject to withholding.

        Termination of Accounts. Your account may be terminated at any time by the Fund if, after a redemption of shares in your account, the value of the remaining shares in the account falls below $1,000. A check for the proceeds of redemption will be sent to you within seven days of the actual redemption.

        Fee for Special Services. The Fund may charge a fee for special services, such as providing shareholders with duplicate networking services, historical account statements, or overnight delivery, that are beyond the normal scope of its services. Your broker-dealer may also charge you a fee for special services such as certain networking arrangements or providing shareholder or regulatory communications.

VALUATION OF FUND SHARES

        The price of Fund shares is based on the Fund's net asset value, which is calculated using the market price method of valuation. The net asset value is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received in good order.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

        For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time that the Fund has held the security and not the length of time that you have held shares in the Fund. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you buy shares of the Fund when it has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

        Dividends and capital gains, if any, are usually distributed in November or December. Please note that the objective of the Fund is capital appreciation, not the production of income. You should measure the success of your investment by the value of your investment at any given time and not necessarily by the distributions you receive. Because of its investment objective, the Fund expects that its distributions will consist primarily of long-term capital gains.

        All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash. If you elect to receive dividends or capital gains distributions in cash and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund's then current net asset value and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you. The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Fund at Kopp Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least ten days prior to the record date of any dividend or capital gains distribution.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Kopp Investment Advisors, Inc.
7701 France Avenue South, Suite 500
Edina, Minnesota 55435

DISTRIBUTOR

Centennial Lakes Capital, Inc.
7701 France Avenue South, Suite 500
Edina, Minnesota 55435

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

For overnight deliveries, use:	For regular mail deliveries, use:
Kopp Funds, Inc.	Kopp Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	P.O. Box 701
Third Floor	Milwaukee, Wisconsin 53201-0701
Milwaukee, Wisconsin 53202

The SAI for the Fund contains detailed information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. These reports provide a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the preceding fiscal year or semi-annual period as appropriate. You may receive the Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports free of charge; request other information about the Fund; and make shareholder inquiries by contacting the Fund at the address, toll-free telephone number, or Website noted on the cover page of this Prospectus. The documents referenced above may also be obtained from certain financial intermediaries.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The Fund's 1940 Act File Number is 811-8267.

STATEMENT OF ADDITIONAL INFORMATION

Kopp Funds

Kopp Emerging Growth Fund

7701 France Avenue South, Suite 500
Edina, Minnesota 55435
Telephone: 1-888-533-KOPP
Facsimile: 1-952-841-0411
Website: www.koppfunds.com

        This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus of the Kopp Emerging Growth Fund ("Fund") dated January 28, 2002. The Fund is a series of Kopp Funds, Inc. ("Corporation").

        The Fund's audited financial statements for the year ended September 30, 2001, are incorporated herein by reference to the Fund's 2001 Annual Report.

        A copy of the Fund's 2001 Annual Report and/or its Prospectus is available without charge upon request to the above-noted address, toll-free telephone number, or website.

This Statement of Additional Information is dated January 28, 2002.

TABLE OF CONTENTS
FUND ORGANIZATION	3

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL	3

IMPLEMENTATION OF INVESTMENT OBJECTIVE	5

DIRECTORS AND OFFICERS	8

PRINCIPAL SHAREHOLDERS	9

INVESTMENT ADVISOR	10

FUND TRANSACTIONS AND BROKERAGE	11

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT	12

ADMINISTRATOR AND FUND ACCOUNTANT	13

DISTRIBUTOR	14

ARRANGEMENTS WITH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	15

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN	15

PURCHASE, EXCHANGE AND PRICING OF SHARES	18

REDEMPTIONS IN KIND	20

TAXATION OF THE FUND	20

PERFORMANCE INFORMATION	21

INDEPENDENT ACCOUNTANTS	22

FINANCIAL STATEMENTS	22

        You should rely only on the information contained in this document and the Fund's Prospectus. We have not authorized anyone to provide you with information that is different. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

FUND ORGANIZATION

        The Corporation is an open-end management investment company, commonly referred to as a mutual fund. The Corporation is organized as a Minnesota company and was incorporated on June 12, 1997.

        The Corporation is authorized to issue shares of common stock in series and classes. The Corporation currently offers one series of shares: the Kopp Emerging Growth Fund. The shares of common stock of the Fund are further divided into three classes: Class A, Class C, and Class I. Each share of common stock of each class of shares of the Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, is subject to its own sales and redemption charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 distribution and shareholder servicing plan as it relates to that class.

        No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

        Generally, the Fund will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended ("1940 Act"), or Minnesota law.

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

        The following are the Fund's fundamental investment policies which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.	May not issue senior securities, except as permitted under the 1940 Act;

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law;

3.

May not act as an underwriter of another company's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act"), in connection with the purchase and sale of portfolio securities;

4.

May not invest more than 25% of its assets in securities of companies in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

5.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities);

6.

May not make loans if, as a result, more than 33 1/3% of the Fund's assets would be lent to other persons, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements;

7.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities); and

8.

Notwithstanding any other fundamental investment policy or restriction, may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

        The Fund's investment objective, which is to seek long-term capital appreciation, is also a fundamental investment policy which cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

        The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors of the Fund without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.	Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act ("CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA); provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6.

Make any loans other than loans of portfolio securities, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements with respect to portfolio securities.

7.	Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its assets.

        Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets or in the market value of the investment will not constitute a violation of that restriction.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

        The following information supplements the discussion of the Fund's investment objective and strategy described in the Prospectus under the headings "Investment Objective" and "Investment Strategy."

Depositary Receipts

        The Fund may invest in the equity securities of foreign companies by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

        Investments in securities of foreign companies involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about companies than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Other risks that may be present in foreign investment include the following:

    expropriation;

    confiscatory taxation;

    withholding taxes on dividends and interest;

    less extensive regulation of foreign brokers, securities markets, and companies;

    costs incurred in conversions between currencies;

    the illiquidity and volatility of foreign securities markets;

    the possibility of delays in settlement in foreign securities markets;

    limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country);

    the difficulty of enforcing obligations in other countries;

    diplomatic developments; and

    political or social instability.

        Foreign economies may differ from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Preferred Stock and Convertible Securities

        The Fund may invest in preferred stock and convertible securities, which may include bonds, debentures, notes, or other securities that may be converted into or exchanged for a specified amount of common stock or warrants of the same or a different company within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive or have accrued interest normally paid on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally:

    have higher yields than common stocks, but lower yields than comparable non-convertible securities;

    are less subject to fluctuation in value than the underlying stock (or warrant) since they have fixed income characteristics;

    provide the potential for capital appreciation if the market price of the underlying common stock (or warrant) increases; and

    may be subject to redemption at the option of the issuer at a price established in the governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

Borrowing

        The Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Fund's net assets. The Fund's borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds. The Fund currently intends to borrow money only for temporary, extraordinary, or emergency purposes.

Lending Portfolio Securities

        The Fund may lend portfolio securities with a value not exceeding 33 1/3% of the Fund's total assets to brokers or dealers, banks, or other institutional borrowers of securities as a means of earning income. In return, the Fund will receive collateral in cash or money market instruments. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent, and the Fund may also receive interest on the investment of collateral, or a fee from the borrower as compensation for the loan. The Fund may pay reasonable custodial and administrative fees in connection with the loan. The Fund will retain the right to call, upon notice, securities loaned. While there may be delays in recovery or even a risk of loss of collateral should the borrower fail financially, the Fund's investment advisor will review the credit worthiness of the entities to which such loans are made to evaluate those risks. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending.

Non-Diversification

        To the extent that a relatively high percentage of the Fund's assets are invested in the securities of a limited number of companies, the Fund's portfolio may be more susceptible to a single economic, political, or regulatory occurrence than the portfolio of a diversified mutual fund. While the Fund is "non-diversified," which means that it is permitted to invest its assets in a more limited number of companies than "diversified" mutual funds, the Fund intends to diversify its assets to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To qualify:

    not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and with respect to 50% of the total value of the Fund's assets (i) not more than 5% of its total assets may be invested in the securities of any one issuer and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

These percentage limitations do not apply to investments in U.S. government securities or the securities of other regulated investment companies.

Concentration

        The Fund has adopted a fundamental investment policy which prohibits the Fund from investing more than 25% of its assets in the securities of companies in any one industry. An industry is defined as a business-line subsector of a stock-market sector. While the Fund may be heavily invested in a single market sector like communications or life sciences, for example, it will not invest more than 25% of its assets in securities of companies in any one industry or subsector. Industries or subsectors may include networking; database and data warehousing; software applications; semiconductors; voice-processing; telecommunications equipment; laser-based components; and wireless business lines. Life science industries or subsectors may include research reagents, therapeutics, and genomics.

Temporary Strategies

        As described in the Prospectus under the heading "Implementation of Investment Objective," prior to investing proceeds from sales of Fund shares, to meet cash needs, and to retain the flexibility to respond promptly to changes in market and economic conditions, the Fund may hold cash and/or invest all or a portion of its assets in money market instruments. The money market instruments which the Fund may purchase are limited to:

        U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes, and bonds;

        Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below), and other debt obligations) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

        Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

        Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

        Commercial Paper. Commercial paper rated within the two highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least Aaa by Moody's or AAA by S&P; and

        Money Market Funds. Securities issued by registered investment companies holding themselves out as money market funds which attempt to maintain a stable net asset value of $1.00 per share.

DIRECTORS AND OFFICERS

        Under the laws of the State of Minnesota, the Board of Directors of the Fund is responsible for managing the Fund's business and affairs.

        The directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. The directors and officers listed below have served as such since inception of the Fund on June 12, 1997, except as otherwise noted.

        *LeRoy C. Kopp, Chief Executive Officer, President and a Director of the Fund.

        Mr. Kopp, 67 years old, is the founder, President and Chief Investment Officer of Kopp Investment Advisors, Inc. ("Advisor"). Prior to founding Advisor in 1990, Mr. Kopp spent 30 years with Dain Bosworth Inc., where he was the Manager of the Edina, Minnesota, branch and a Senior Vice President. Mr. Kopp has received a number of business and community honors and awards, including Upper Midwest Entrepreneur of the Year for Emerging Companies. Mr. Kopp graduated with distinction with a B.B.A. degree from the University of Minnesota in 1956. Mr. Kopp served as Chief Financial Officer and Treasurer of the Fund from February 1998 to December 1998.

        Kathleen S. Tillotson, Executive Vice President and Secretary of the Fund.

        Ms. Tillotson, 45 years old, joined Advisor in March 1996 as Vice President and General Counsel. Since January 1, 2000, she has also been the Secretary of Advisor and of Centennial Lakes Capital, Inc., the Fund's distributor ("Distributor"). From June 1998 through December 1999, she served as the Assistant Secretary of the Distributor. In 1981, Ms. Tillotson graduated from Tulane University School of Law magna cum laude. Before joining Advisor in 1996, Ms. Tillotson practiced law as an associate and principal with law firms in Boston and Minneapolis.

        John P. Flakne, Chief Financial Officer and Treasurer of the Fund.

        Mr. Flakne, 36 years old, joined Advisor in December 1998 as Controller. On January 1, 2000, he became Advisor's Chief Financial Officer and the Chief Executive Officer and Chief Financial Officer of the Distributor. In 1989, Mr. Flakne graduated from the University of Minnesota with a B.S.B. in Accounting. Mr. Flakne is a CPA. Before joining Advisor in 1998, Mr. Flakne held finance and accounting positions in Minnesota with Coopers & Lybrand L.L.P. (1989 to 1994), Carlson Companies, Inc. (1995 to 1997), Bertram, Vallez, Kaplan & Talbot, Ltd (1997 to 1998), and Caterpillar Paving Products Inc., a division of Caterpillar Inc. (1998). Mr. Flakne has served as Chief Financial Officer and Treasurer of the Fund since December 1998.

        Robert L. Stehlik, a Director of the Fund.

        Mr. Stehlik, 63 years old, has been a Director of the Fund since September 8, 1997. Mr. Stehlik is currently the Senior Vice President of Peoples Bank of Commerce, which is based in Minneapolis, Minnesota. Mr. Stehlik has held this position since September 1998. For four years prior to that, he served as the Senior Vice President of Richfield Bank & Trust Co., based in Richfield, Minnesota. Prior to that, he served in various capacities at First Bank (now U.S. Bank), based in Minneapolis, Minnesota, including Senior Vice President.

        Thomas R. Stuart, a Director of the Fund.

        Mr. Stuart, 57 years old, has been a Director of the Fund since September 8, 1997. Since May 1988, Mr. Stuart has served as Chairman and Chief Executive Officer of the Bureau of Engraving, Inc., a manufacturer of interconnect devices and a provider of commercial printing and home education services based in Minneapolis, Minnesota.

        The address of Mr. Kopp, Ms. Tillotson, and Mr. Flakne is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. Mr. Stehlik's address is 3600 West 80th Street, Suite 130, Minneapolis, Minnesota 55431. Mr. Stuart's address is 3400 Technology Drive, Minneapolis, Minnesota 55418.

        As of December 31, 2001, officers and directors of the Fund beneficially owned none of the shares of the Fund's then outstanding Class A or Class C shares and 33.42% of the Fund's then outstanding Class I shares.

        Directors and officers of the Fund who are also officers, directors, or employees of Advisor do not receive any remuneration from the Fund for serving as directors or officers. Accordingly, neither Mr. Kopp, Ms. Tillotson nor Mr. Flakne receive any remuneration from the Fund for their services as directors and/or officers. However, Messrs. Stehlik and Stuart receive the following fees for their services as directors of the Fund:
Name	Cash Compensation(1)	Other Compensation	Total
Robert L. Stehlik	$15,000	$0	$15,000
Thomas R. Stuart	$15,000	$0	$15,000

(1)

Each director who is not deemed an "interested person" of the Fund, as defined in the 1940 Act, receives $3,500 for each Board of Directors meeting attended by such person, a $1,000 per fiscal year stipend if all such meetings are attended, and reimbursement of reasonable expenses incurred in connection therewith. The Board held four meetings during fiscal 2001 and both of the disinterested directors attended all four meetings. Thus, each disinterested director received $15,000 during such time period from the Fund. Disinterested directors may elect to receive their compensation in the form of cash, shares of the Fund, or both.

PRINCIPAL SHAREHOLDERS

        As of December 31, 2001, the following persons owned of record or are known by the Fund to own beneficially 5% or more of a class of the Fund's outstanding shares:

Name and Address	Number of Shares			Percentage			Percentage of Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Kopp Investment Advisors, Inc. 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	2,065,680.699	N/A	N/A	30.64%	3.54%

LeRoy C. Kopp(1) 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	1,061,319.833	N/A	N/A	15.74%	1.82%

Kopp Family Foundation 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	702,693.929	N/A	N/A	10.42%	1.20%

Muggs & Co. c/o Firstar Trust Co. P.O. Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	690,828.668	N/A	N/A	10.25%	1.18%

Wells Fargo Bank MN NA Custodian FBO Littfin Lumber Company 401K Profit Sharing Plan P.O. Box 1533 Minneapolis, MN 55480-1533	N/A	N/A	496,695.620	N/A	N/A	7.37%	0.85%

La Crosse & Co. 311 Main Street P.O. Box 489 La Crosse, WI 54602-0489	N/A	N/A	381,391.328	N/A	N/A	5.66%	0.65%

Charles Schwab & Co. Inc. Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	3,525,257.112	N/A	N/A	7.21%	N/A	N/A	6.04%

MLPF & s for the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive E FL 3 Jacksonville, FL 32246-6484	N/A	139,919.042	N/A	N/A	5.11%	N/A	0.24%

(1) Mr. Kopp owns 100% of Kopp Holding Company ("KHC") which owns 100% of Advisor.

        Based on the foregoing, as of December 31, 2001, LeRoy C. Kopp owned a controlling interest in the Fund's Class I shares; however no person owned a controlling interest in the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

INVESTMENT ADVISOR

        Kopp Investment Advisors ("Advisor") is the investment advisor to the Fund. Advisor and Centennial Lakes Capital, Inc. ("Distributor") are wholly-owned subsidiaries of Kopp Holding Company ("KHC") which is controlled by LeRoy C. Kopp, the President and Chief Investment Officer of Advisor and sole shareholder of KHC. Kathleen S. Tillotson is the Vice President, Secretary and General Counsel of Advisor, and John P. Flakne is the Chief Financial Officer and Treasurer of the Advisor. Ms. Tillotson is also the Secretary of the Distributor and Mr. Flakne is the Chief Executive Officer and Chief Financial Officer of the Distributor.

        The investment advisory agreement between the Fund and Advisor dated as of October 1, 1997, as amended August 13, 2001, ("Advisory Agreement") had an initial term of two years and is now required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was most recently approved on August 13, 2001 by the full Board of Directors, including a majority of the disinterested directors. The Advisory Agreement is terminable without penalty on 60 days' written notice by the Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by Advisor, and will terminate automatically in the event of its assignment.

        Under the terms of the Advisory Agreement, Advisor manages the Fund's investments and business affairs, subject to the supervision of the Board of Directors. At its expense, Advisor provides office space and all necessary office facilities, equipment, and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays Advisor an annual management fee of 1.00% of the Fund's average daily net assets attributable to each class of shares. The advisory fee is accrued daily and paid monthly.

        Advisor may from time to time voluntarily (but is not required or obligated to) waive all or a portion of its fee and/or reimburse all or a portion of class operating expenses. However, Advisor may recover previously waived management fees. For the fiscal year ended September 30, 1999, Advisor waived 0.20% of its annual management fee so that Fund operating expenses would not exceed certain limits.

        For the fiscal year ended September 30, 2001, Advisor received $7,239,868 attributable to Class A shares, $1,101,811 attributable to Class I shares and $354,827 attributable to Class C shares. For the fiscal year ended September 30, 2000, Advisor received $8,883,776 attributable to Class A shares, $1,371,104 attributable to Class I shares and $175,481 attributable to Class C shares and $1,704,101 of previously waived management fees. For the fiscal year ended September 30, 1999, Advisor received $2,578,525 attributable to Class A shares, $366,047 attributable to Class I shares and $4,153 attributable to Class C shares.

FUND TRANSACTIONS AND BROKERAGE

        Under the Advisory Agreement, Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.

        In executing transactions on behalf of the Fund, Advisor has no obligation to deal with any particular broker or dealer. Rather, Advisor seeks to obtain the best qualitative execution. The best net price is an important factor, but Advisor also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction. Brokerage may be allocated based on the sale of the Fund's shares where best execution and price may be obtained from more than one broker.

        Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

    furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

    furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

    effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

        In selecting brokers, Advisor considers investment and market information and other research, such as economic, securities, and market research provided by such brokers and the quality and reliability of brokerage services, including execution capability and financial responsibility. Accordingly, the charge by any such broker may be greater than the amount another firm might impose if Advisor determines in good faith that the amount of such charge is reasonable in relation to the value of the research information and brokerage services provided by such broker. Advisor believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Any such higher charge will not, however, be paid by the Fund unless:

    Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Advisor's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

    such payment is made in compliance with applicable state and federal laws; and

    in the opinion of Advisor, the total charges to the Fund are reasonable in relation to the benefits to the Fund over the long term.

        Advisor places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by Advisor in servicing all of its accounts; that is, not all of such services may be used by Advisor in connection with the Fund. Advisor believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. However, Advisor believes any such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

        Since January 1, 2000, Advisor has allocated to the Fund all securities purchased in initial public offerings in which Advisor's clients have the opportunity to participate. Advisor believes that through this policy, the greatest number of its clients, direct and indirect, will benefit. Of course, no assurance can be made that any such allocations to the Fund will be profitable to Fund shareholders. Advisor expects that, at the present rate of such allocations, such allocations will not have a material effect on the Fund's performance. Advisor generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. Other than as described above, there can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making allocations between the Fund and other advisory accounts, certain factors considered by Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

        The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended September 30, 2001, 2000 and 1999 was $14,794, $17,986 and $66,454, respectively. The greater dollar amount of brokerage commissions paid by the Fund during fiscal 1999 was due primarily to an increase in Fund assets. The Fund did not pay any commissions to affiliated broker-dealers during fiscal 2001, 2000 or 1999, and the Fund did not acquire securities of its regular brokers or dealers or their parents during fiscal 2001. During fiscal 2001, the Fund did not pay brokerage commissions with respect to transactions for which research services were provided, and neither the Fund nor Advisor had any agreement or understanding with any broker or dealer to direct brokerage to such broker or dealer because of research services provided to the Fund.

        The Fund, Advisor and Distributor have, collectively, adopted a Code of Ethics, as required by Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of Advisor and Distributor to invest in securities for their own accounts, including securities held or to be purchased by the Fund. Under the Code, all personnel are subject to various restrictions on their personal trading. The Code of Ethics is on public file with, and available from, the Securities and Exchange Commission ("SEC").

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        As custodian of the Fund's assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Fund. The Fund has a $50,000,000 secured line of credit with U.S. Bank. Any borrowings under the line would be for liquidity purposes only. The Fund has not drawn from the line of credit. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund ("Transfer Agent").

ADMINISTRATOR AND FUND ACCOUNTANT

        The Transfer Agent also provides administrative and fund accounting services to the Fund pursuant to separate administration and fund accounting agreements dated as of October 1, 1997, as amended ("Administration Agreement" and "Fund Accounting Agreement," respectively). Under these Agreements, the Transfer Agent:

    calculates the daily net asset value of each class of shares;

    prepares and files all federal and state tax returns;

    oversees the Fund's insurance relationships;

    participates in the preparation of registration statements, proxy statements, and reports;

    prepares compliance filings relating to the registration of the Fund's shares pursuant to state securities laws;

    compiles data for and prepares notices to the SEC;

    prepares financial statements for annual and semi-annual reports;

    monitors the Fund's expense accruals and performs securities valuations;

    monitors compliance with the Fund's investment policies; and

    generally assists in the Fund's administrative operations.

        For the foregoing services, the Transfer Agent receives from the Fund the following fees, computed daily and payable monthly based on the average net assets per class of shares:

    pursuant to the Administration Agreement, the Transfer Agent receives a fee at the annual rate of 0.07 of 1% on the first $200 million, 0.05 of 1% on the next $400 million, and 0.03 of 1% on average net assets in excess of $600 million, subject to an annual minimum of $70,000 (for all classes of shares), plus out-of-pocket expenses; and

    pursuant to the Fund Accounting Agreement, the Transfer Agent receives a fee of $45,000 on the first $100 million, 1.875 of 1% on the next $200 million, and 1.125 of 1% on average net assets in excess of $300 million, plus out-of-pocket expenses.

        For the fiscal years ended September 30, 2001, 2000 and 1999, the Transfer Agent received $495,058, $524,680 and $231,702, respectively, for its services under the Administration Agreement and $154,602, $167,882 and $71,076, respectively, for its services under the Fund Accounting Agreement.

DISTRIBUTOR

        Under a distribution agreement dated as of October 1, 1997, as amended and restated and further amended as of August 13, 2001 ("Distribution Agreement"), Centennial Lakes Capital, Inc. ("Distributor") acts as principal distributor of the Fund's shares. The Distributor's principal business address is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. The Distributor is controlled by KHC, which in turn is controlled by LeRoy C. Kopp. Mr. Kopp also controls Advisor. Accordingly, the Distributor and Advisor are affiliated entities.

        The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which shares are offered for sale continuously at (i) net asset value per share plus a maximum initial sales charge of 3.50% of the offering price, in the case of Class A shares, and (ii) net asset value per share without the imposition of a front-end sales charge, in the case of Class C and Class I shares. Investments in Class A shares above $1 million are not assessed an initial sales charge. However, the Distributor may impose a 1% contingent deferred sales charge ("CDSC") on such shares redeemed within 24 months of purchase. The Distributor may also impose a 1% CDSC on Class C shares redeemed within 12 months of purchase. In addition, redemptions of Class I shares within 24 months of purchase may be charged a 1% redemption fee. The Fund does not currently have any arrangements that result in breakpoints in, or the elimination of, sales charges or redemption fees for directors and/or other affiliated persons of the Fund, although the Fund has historically waived the initial minimum investment requirements for such persons with respect to their purchases of Class I shares. Certain waivers and/or reductions of sales charges and redemption fees are, however, available to other persons and institutions, as described in the Prospectus under the heading "Your Account." Any sales charges assessed become the property of the Distributor; redemption fees are the property of the Fund.

        With respect to Class A shares, the Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker-dealer, if any, involved in the trade, as follows:

Dollar Amount of Shares Purchased	Initial Sales Charge(1)	Portion of Initial Sales Charge Paid to Broker-Dealer(1)(2)
Up to $99,999	3.50%	3.00%
$100,000 - $249,999	3.00%	2.55%
$250,000 - $499,999	2.00%	1.70%
$500,000 - $999,999	1.00%	0.85%
$1,000,000 - $4,999,999	None	None(3)

(1)

Reflected as a percentage of the offering price of Class A shares. The offering price is the sum of the net asset value per share plus the initial sales charge indicated in the table ("Offering Price").

(2)

At the discretion of the Distributor, all sales charges may at times be paid to the broker-dealer, if any, involved in the trade. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the 1933 Act.

(3)

The Distributor may, in its discretion and out of its own assets, pay a 1% commission to broker-dealers who initiate and are responsible for purchases of Class A shares between $1,000,000 - $4,999,999. The Distributor may also pay a 1% commission to broker-dealers who initiate and are responsible for purchases of Class C shares.

        Pursuant to the terms of the Distribution Agreement, the Distributor bears the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund shares. Certain of these expenses may be reimbursed pursuant to the terms of the Rule 12b-1 distribution and shareholder servicing plan discussed below. As of September 30, 2001, there were $605,269 of unreimbursed distribution and shareholder servicing fees accumulated.

        As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Class A shares; (ii) the CDSC from redemptions of Class A and Class C shares, if applicable; and (iii) the Rule 12b-1 fees payable with respect to the Class A and Class C shares (as described under "Distribution and Shareholder Servicing Plan," below). For the fiscal years ended September 30, 2001, 2000 and 1999, the aggregate dollar amount of initial sales charges imposed on purchases of Class A shares was $905,541, $2,492,299 and $923,997; the aggregate dollar amount of CDSCs imposed on redemptions of Class A or Class C shares was $73,108, $30,245 and $0; and the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class A or Class C shares was $2,888,770, $3,285,878 and $1,131,965, respectively. Of these amounts, the Distributor retained $741,613, $1,155,899 and $181,831 from Class A sales charges; $73,108, $30,245 and $0 from Class A and Class C CDSCs; and $524,880, $673,269 and $129,086 from Class A and Class C 12b-1 fees.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

        The Distributor has entered into agreements with registered broker-dealers pursuant to which such broker-dealers have agreed to sell the Fund's shares to the public. Certain of these broker-dealers have also agreed to perform, with respect to shareholders who purchase Fund shares through the broker-dealer, certain shareholder servicing functions which would ordinarily be performed by the Transfer Agent. The Fund has agreed to compensate certain of these broker-dealers for the shareholder services they provide and the Transfer Agent, in turn, has agreed to reduce its transfer agency and servicing fee for those shareholder accounts which are serviced by such broker-dealers. Under these arrangements, the Fund will not pay more in transfer agency and shareholder servicing fees than it would otherwise pay under the Transfer Agency Agreement. In some cases the Distributor itself compensates certain broker-dealers for the shareholder services they provide, subject to reimbursement if allowable under the Rule 12b-1 plan.

        The Fund may also pay, directly or indirectly through arrangements with Advisor and/or the Distributor, amounts to financial intermediaries that purchase shares of the Fund through an omnibus account and provide administrative and/or transfer agent-types of services relating to the Fund to their customers. These services may include, among other things, sub-accounting services, transfer agent services, answering inquiries relating to the Fund, and transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders of the Fund. The Distributor may have authorized such intermediaries or their agents to receive purchase and redemption orders on the Fund's behalf. In these cases, the Fund will be deemed to have received a purchase or redemption order when such intermediary receives the order, and the orders will be priced at the Fund's net asset value next computed after the time the orders were received by the intermediary.

        Certain broker-dealers and other financial intermediaries may charge investors a fee for the use of specialized purchase and redemption procedures offered to their investors. In addition, such entities may impose limitations, minimums and restrictions in addition to or different from those applicable to persons who invest in the Fund directly. Thus, persons who invest in the Fund through such entities may receive a lower total return than persons who invest in the Fund directly. Any investors purchasing shares through such a broker-dealer or financial intermediary should read the materials provided by the entity describing the procedures to be used for purchases and redemptions of Fund shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Description of Plan

        With respect to each class of shares, the Fund has adopted a Rule 12b-1 plan under the 1940 Act ("Plan") pursuant to which certain distribution and shareholder servicing fees may be paid to the Distributor. Under the terms of the Plan, the Class A and Class I shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee; the Fund currently has no intention of paying any Rule 12b-1 fees in connection with the Class I shares. The Plan also provides that the Class C shares may be required to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to such class (computed on an annualized basis) and (ii) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund attributable to such class (computed on an annual basis). The Fund currently intends to make payments under the Plan with respect to the Class C shares to the maximum extent allowable under such Plan. The Distributor is authorized, in turn, to pay all or a portion of these fees to any registered securities dealer, financial institution or other person ("Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement ("Rule 12b-1 Related Agreement"). To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses. In addition, the Advisor and Distributor may from time to time make payments from their own resources to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for, among other things, performing shareholder servicing, and related administrative functions. The Distributor or Advisor will determine the amount to be paid to such entities, including financial intermediaries and broker-dealers, provided that such amounts will not increase the amount that the Fund is allowed to pay under the Plan.

        The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. No interest, carrying, or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.

        Payment of the distribution and servicing fees is to be made quarterly after the Distributor forwards to the Board of Directors of the Fund a written report of all amounts expensed pursuant to the Plan; provided, however, that the aggregate payments by the Fund under the Plan to the Distributor and all Recipients currently may not exceed 0.35% (on an annualized basis) with respect to the Class A and 1.00% (on an annualized basis) with respect to the Class C shares, of the average daily net assets of the Fund attributable to each such class of shares for that quarter.

        From time to time, the Distributor may engage in activities that jointly promote the sale of shares of one or more classes of shares, the cost of which may not be readily identifiable as related to any one class. Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

        The Plan, including a form of the Rule 12b-1 Related Agreement, has been unanimously approved by the Board of Directors, including all of the members of the Board who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 Related Agreements ("Disinterested Directors") voting separately.

        The Plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 Related Agreement, as applicable. In addition, the Plan, and any Rule 12b-1 Related Agreement, may be terminated with respect to any class at any time, without penalty, by vote of a majority of the outstanding voting securities of the applicable class, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Rule 12b-1 Related Agreement only).

Amounts Expensed Under the Plan

        For the fiscal year ended September 30, 2001, the Fund paid out $2,888,770 under the Plan. Of this amount, $81,476 was spent on advertising, $42,495 was spent on printing and mailing prospectuses to other than current shareholders and $2,541,341 was spent on compensation to broker-dealers. The Distributor retained $524,880 of the amounts expensed under the Plan in fiscal 2001. In fiscal 2001, the Distributor recouped $223,458 of unreimbursed expenses which were incurred in prior years.

        As of September 30, 2001, unreimbursed expenses which were incurred by the Distributor under the Plan and which have been carried forward to fiscal 2002 amount to $605,269 (or 0.14% of the net assets attributable to the Fund's Class A and Class C shares as of September 30, 2001).

Interests of Certain Persons

        With the exception of Advisor, in its capacity as the Fund's investment advisor, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is an "interested person" has or had a direct or indirect financial interest in the Plan or any Rule 12b-1 Related Agreement.

Anticipated Benefits to the Fund

        The Board of Directors considered various factors in connection with its decision to approve and continue the Plan, including:

    the nature and causes of the circumstances which make implementation and continuation of the Plan necessary and appropriate;

    the way in which the Plan addresses those circumstances, including the nature and amount of expenditures;

    the nature of the anticipated benefits;

    the merits of possible alternative plans or pricing structures;

    the relationship of the Plan to other distribution efforts of the Fund, including the sales charge on Class A shares; and

    the possible benefits of the Plan to any other person relative to those of the Fund.

        Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways. Specifically, the Board concluded that the Distributor and any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Fund. In addition, the Board determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

        While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Plan.

PURCHASE, EXCHANGE AND PRICING OF SHARES

Purchase of Shares

        The Fund offers three classes of shares: Class A, Class C and Class I. As discussed above under the heading "Distributor," the Class A shares are offered and sold subject to an initial sales charge (with certain exceptions), while the Class C and Class I shares are offered and sold without being subject to an initial sales charge. In addition, a CDSC may be charged on certain redemptions of Class A and Class C shares and a redemption fee may be charged on certain redemptions of Class I shares. Please see "Your Account" in the Prospectus for more information.

        As noted above, Class A shares may be purchased without the imposition of an initial sales charge under certain circumstances. In addition, the initial sales charge may be reduced if multiple purchases of Class A shares are combined. You may combine purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule by participating in either the Fund's Right of Accumulation ("ROA") program or by executing a Letter of Intent ("LOI").

    Right of Accumulation. The ROA allows you to purchase Class A shares at the sales charge applicable to the sum of (i) the dollar amount then being purchased, plus (ii) the higher of either (a) the current market value (calculated at the applicable Offering Price) or (b) the actual purchase price of all Fund shares already held by you, your spouse, and your minor children or you and members of a "qualified group." A "qualified group" is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Fund shares at a discount, has more than ten members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investments to the Fund, and meets other uniform criteria that allow the Distributor to achieve cost savings in distributing shares of the Fund. To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor, or the Transfer Agent sufficient information to determine whether the purchase will qualify for a reduced sales charge.

    Letter of Intent. You may also qualify for a reduced sales charge on the purchase of Class A shares by completing the LOI section of the account application. By completing the LOI, you express an intention to invest during the next 13-month period a specified amount (minimum of at least $100,000) which, if made at one time, would qualify for a reduced sales charge. Any shares you own on the date you execute the LOI may be used as a credit toward the completion of the LOI. However, the reduced sales charge will only apply to new purchases. Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 13-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, you will be required to pay the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 13-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge. By signing the purchase application and checking the box labeled "Letter of Intent," you grant to the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact to sell any or all of the reserved shares to cover any additional sales charges if you do not fulfill your undertaking. Signing an LOI does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge. For more information on the LOI, please contact your investment professional, the Distributor, or the Transfer Agent. You may reach the Distributor or the Transfer Agent by calling 1-888-533-KOPP.

        The Fund also offers an Automatic Investment Plan ("AIP"), which is a method of using dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels. A program of regular investment cannot ensure a profit or protect against a loss from declining markets.

        The AIP allows you to make regular, systematic investments in Class A or Class C shares of the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $3,000. If you elect this option, all dividends and capital gains distributions will be automatically reinvested in Fund shares. With respect to Class A shares, the sales charge on future purchases may be reduced by using the Fund's ROA or LOI. To establish the AIP, complete the appropriate section in the account application. Under certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached), the Fund reserves the right to close your account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give you written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. Your account may be closed in periods of declining share prices.

        Under the AIP, you may choose to make investments on certain days of each month (at least seven days apart) in amounts of $50 or more. There is no service fee charged by the Fund for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with most financial institutions.

        If you purchase (or redeem) shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with Advisor and/or the Distributor, amounts to financial intermediaries that provide transfer agency and/or other administrative services to their customers, provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. See "Arrangements with Broker-Dealers and Other Financial Intermediaries." Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase (or redeem) your Fund shares directly from the Fund without the intervention of a financial intermediary.

Exchange of Shares

        You may exchange Class A or Class C shares for Class I shares at any time so long as the Class I minimum initial investment requirement is met. The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable) next determined after receipt of instructions for exchange; the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange.

        You may also exchange shares of the Fund for shares of the First American Prime Obligations Fund, a no-load money market fund managed by an affiliate of the Transfer Agent. The First American Prime Obligations Fund is unrelated to the Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or market conditions. The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable, with respect to Class A or Class C shares or the redemption fee, if applicable, with respect to Class I shares) next determined after receipt of instructions for exchange; the price of the shares being purchased will be at net asset value. Before exchanging into the First American Prime Obligations Fund, please read the applicable prospectus, which may be obtained by calling 1-888-533-KOPP, and open an account in the First American Prime Obligations Fund.

        The Fund reserves the right to modify or terminate the exchange privilege at any time. Call the Transfer Agent at 1-888-533-KOPP to request instructions for an exchange. An exchange is not a tax-free transaction.

Pricing of Shares

        The Class A shares of the Fund are offered to the public at the Offering Price, which is the sum of the net asset value per share (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) and the applicable initial sales charge. The Class C and Class I shares of the Fund are offered to the public at their net asset value (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) without any initial sales charge.

        As previously noted, the initial sales charge may be waived for certain individuals and institutions due to anticipated economies of scale in sales efforts and expense. For more information, please see "Your Account-Class A Front-End Sales Charge Waivers and Reductions" in the Prospectus.

        The net asset value per share for each class is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for the purchase of shares and requests for the redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase or redeem shares. Net asset value per share for each class of shares is calculated by taking the market value of the total assets per class, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that class. The result, rounded to the nearest cent, is the net asset value per share.

        In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund or its delegate. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. All money market instruments held by the Fund will be valued on an amortized cost basis.

REDEMPTIONS IN KIND

        The Fund has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it has agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the class of shares of the Fund being redeemed, valued at the beginning of the election period. The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

TAXATION OF THE FUND

        The Fund intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. What this means for shareholders of the Fund is that the cost of investing in the Fund would increase. Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Fund, rather than invest indirectly in such securities through the Fund.

PERFORMANCE INFORMATION

        The Fund's historical performance or return may be shown in the form of various performance figures, including average annual total return, total return, and cumulative total return. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses, investment management, and the imposition of sales charges. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

        Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a class of shares over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

        The average annual total return of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

        Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a class of shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. With respect to the Class A shares, this calculation reflects the deduction of the maximum 3.50% initial sales charge. In addition, the calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the applicable class of shares on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

        The average annual total returns for the one year period ended September 30, 2001 are as follows: Class A load shares: (70.64)%; Class A no-load shares: (69.58)%; Class I shares: (69.47)%; and Class C shares: (69.79)%. The average annual total returns since inception (10/1/97 for Class A and Class I and 2/19/99 for Class C) are as follows: Class A load shares: (2.50)%; Class A no-load shares: (1.63)%; Class I shares: (1.23)%; and Class C shares: 5.09%.

Comparisons

        From time to time, in marketing and other Fund literature, the performance of one or more classes of shares may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges. Each class of shares of the Fund will be compared to Lipper's appropriate fund category; that is, by fund objective and portfolio holdings.

        The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

        Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

        The Fund may compare the performance of one or more classes of shares to a wide variety of indices and measures of inflation, including the Russell 2000 Index. There are differences and similarities between the investments that the Fund may purchase and the investments measured by these indices.

        The Fund's performance may also be discussed during television interviews of Advisor personnel conducted by news organizations to be broadcast in the United States and elsewhere.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, have been selected as the independent accountants for the Fund.

FINANCIAL STATEMENTS

        The following audited financial statements of the Fund are incorporated herein by reference to the Fund's 2001 Annual Report as filed with the SEC on December 3, 2001:

(a)	Independent Accountants' Report.

(b)	Schedule of Investments as of September 30, 2001.

(c)	Statement of Assets and Liabilities as of September 30, 2001.

(d)	Statement of Operations for the year ended September 30, 2001.

(e)	Statements of Changes in Net Assets for the years ended September 30, 2000 and 2001.

(f)

Financial Highlights for the years ended September 30, 1998, 1999, 2000 and 2001 for Class A and Class I and for the period ended September 30, 1999 and the years ended September 30, 2000 and 2001 for Class C.

(g)	Notes to Financial Statements.

PART C

OTHER INFORMATION

Item 23. Exhibits

        See "Exhibit Index."

Item 24. Persons Controlled by or under Common Control with Registrant

        Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

        Article VIII of Registrant's Articles of Incorporation provides as follows:

        (a)         The Corporation shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the MBCA, as now enacted or hereafter amended.

        (b)         A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of duty of loyalty to the Corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability based on the payment of an improper dividend or an improper repurchase of the Corporation's stock under MBCA Section 302A.559 or on the sale of unregistered securities or securities fraud under MBCA 80A.23; or (iv) liability for any transaction from which the director derived an improper personal benefit. If the MBCA is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the MBCA, as amended. Any repeal or modification of this Article VIII by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

        (c)         Paragraphs (a) and (b) of this Article VIII are qualified by Section 17(h) of the 1940 Act which provides that neither the articles of incorporation nor the bylaws of any registered investment company may contain any provision which protects or purports to protect any director or officer of such company against any liability to the company or its security holders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. Business and Other Connections of the Investment Advisor

        Besides serving as investment advisor to the Registrant and other private accounts, Advisor is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature. Information regarding the business, profession, vocation, or employment of a substantial nature of Advisor's directors and officers is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

Item 27. Principal Underwriters

        (a)         None.

        (b)         The principal business address of Centennial Lakes Capital, Inc. ("Centennial"), the Registrant's principal underwriter, is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. The following information relates to each director and officer of Centennial:
	Positions and Offices	Positions and Offices
Name	With Underwriter	With Registrant

John Flakne	Chief Executive Officer,	Chief Financial Officer
	Chief Financial Officer	and Treasurer

Kathleen Tillotson	Secretary	Executive Vice President
and Secretary

Gregory Kulka	Vice President	Vice President

        (c)        None.

Item 28. Location of Accounts and Records

        All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are in the possession of Kopp Investment Advisors, Registrant's investment advisor, at Registrant's corporate offices, except records held and maintained by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, relating to the former's function as custodian and the latter's function as transfer agent, administrator, and fund accountant.

Item 29. Management Services

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings.

        (a)        Registrant undertakes to furnish a copy of its Annual Report to each person to whom a Statement of Additional Information is delivered if the person is not a shareholder of the Fund at the time the Statement of Additional Information is so delivered.

        (b)        Registrant undertakes to furnish a copy of its Annual Report to each person to whom a Prospectus is delivered, upon request and without charge.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Edina and State of Minnesota on the 15th day of January, 2002.

KOPP FUNDS, INC. (Registrant)

By: /s/ LeRoy C. Kopp
LeRoy C. Kopp
Chief Executive Officer and President

        Each person whose signature appears below constitutes and appoints LeRoy C. Kopp his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ LeRoy C. Kopp	Director	January 15, 2002
LeRoy C. Kopp

/s/ Robert L. Stehlik	Director	January 9, 2002
Robert L. Stehlik

/s/ Thomas R. Stuart	Director	January 14, 2002
Thomas R. Stuart

EXHIBIT INDEX
Exhibit No.	Exhibit

(a.1)	Registrant's Articles of Incorporation(1)

(a.2)	Certificate of Amendment to Registrant's Articles of Incorporation (to create Class A and Class I shares)(2)

(a.3)	Certificate of Designation to Registrant's Articles of Incorporation (to create Class C shares)(3)

(b)	Registrant's By-Laws(1)

(c)	None

(d.1)	Investment Advisory Agreement(2)

(d.2)	Amendment to Investment Advisory Agreement dated August 13, 2001

(e.1)	Amended and Restated Distribution Agreement(3)

(e.2)	Amendment to Distribution Agreement dated August 13, 2001

(e.3)	Form of Selected Dealer Agreement(2)

(f)	None

(g)	(i) Custodian Agreement(2)

(ii) First Amendment to Custodian Agreement (to add Class C shares)(3)

(iii) Addendum to Custodian Agreement (to reflect custodian's name change)(3)

(iv) Form of Second Amendment to Custodian Agreement (to reflect custodian's name change)

(h.1)	(i) Transfer Agency Agreement(2)

(ii) First Amendment to Transfer Agency Agreement (relating to fee)(3)

(iii) Addendum to Transfer Agency Agreement (to add Class C shares)(3)

(iv) Second Amendment to Transfer Agency Agreement (relating to fee)(4)

(v) Third Amendment to Transfer Agency Agreement (relating to privacy policy)

(vi) Form of Fourth Amendment to Transfer Agency Agreement (relating to transfer agent's name change)

(h.2)	(i) Administration Agreement(2)

(ii) Addendum to Administration Agreement (to add Class C shares)(3)

(iii) First Amendment to Administration Agreement (relating to Code of Ethics)

(iv) Form of Second Amendment to Administration Agreement (relating to administrator's name change)

(h.3)	(i) Fund Accounting Agreement(2)

(ii) Addendum to Fund Accounting Agreement (to add Class C shares)(3)

(iii) First Amendment to Fund Accounting Agreement (relating to fee) (4)

(iv) Form of Second Amendment to Fund Accounting Agreement (relating to fund accountant's name change)

(h.4)	(i) Fulfillment Servicing Agreement(2)

(ii) Addendum to Fulfillment Servicing Agreement (to add Class C shares)(3)

(iii) First Amendment to Fulfillment Servicing Agreement (relating to privacy policy)

(iv) Form of Second Amendment to Fulfillment Servicing Agreement (relating to fulfillment agent's name change)

(h.5)	Addendum to Firstar Servicing Agreements (to change name)(3)

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C.(2)

(i.2)	Consent of Godfrey & Kahn, S.C. relating to Exhibit (i.1)

(j.1)	Opinion of KPMG LLP

(j.2)	Consent of KPMG LLP

(j.3)	Consent of PricewaterhouseCoopers LLP

(k)	None

(l)	Initial Subscription Agreement(2)

(m.1)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended(3)

(m.2)	Form of 12b-1 Related Agreement (for Class A and Class I shares)(2)

(m.3)	Form of 12b-1 Related Agreement (for Class C shares)(3)

(n)	Rule 18f-3 Multi-Class Plan, as amended(3)

(o)	None

(p)	Code of Ethics(4)

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 20, 1997.
(2) Incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on September 16, 1997.
(3) Incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 29, 1998.
(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on January 25, 2000.